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                                                                   Exhibit 10.14



                                  BERKEL INC.

                                  as Obligor





                                      and





                              FLEET NATIONAL BANK

                              as Collateral Agent







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                          SECURITIES PLEDGE AGREEMENT

                                 June 13, 2000

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                               STIKEMAN ELLIOTT
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                          SECURITIES PLEDGE AGREEMENT

     Securities pledge agreement dated as of the 13th day of June, 2000, made by BERKEL INC. (the "Obligor"), a corporation incorporated and existing under the laws of Indiana, U.S.A, to and in favour of FLEET NATIONAL BANK for the benefit of and as agent of the Secured Creditors.

     WHEREAS:

     A. the Canadian Borrower and SWT, as borrowers, Weigh-Tronix, LLC, the Lenders, as lenders, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent entered into the Amended and Restated Credit Agreement providing for the making of credit facilities available to the Canadian Borrower and SWT;

     B. the Obligor has guaranteed the payment and performance of all present and future debts, liabilities and obligations, direct or indirect, absolute or contingent, of the Canadian Borrower and SWT to the Collateral Agent and the Secured Creditors arising under, in connection with or pursuant to the Amended and Restated Credit Agreement and the other Credit Documents;

     C. it is a condition precedent to the continued extensions of credit to the Canadian Borrower and SWT under the Amended and Restated Credit Agreement that the Obligor execute and deliver this securities pledge agreement to and in favour of the Collateral Agent as security for the payment and performance of the Secured Obligations by the Obligor; and

     D. the Obligor has determined that it is in the best interests of the Obligor to enter into this securities pledge agreement.

     NOW THEREFORE, in consideration of the foregoing premises, the sum of $10.00 in lawful money of Canada now paid by the Collateral Agent to the Obligor and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Obligor agrees as follows:

                                   ARTICLE 1
                                INTERPRETATION

Section 1.1    Defined Terms.

     As used in this securities pledge agreement and the recitals hereto, the following terms have the following meanings:
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     "Agent" means Fleet National Bank acting as administrative agent for the
Lenders under the Amended and Restated Credit Agreement and any successor appointed pursuant to the Amended and Restated Credit Agreement.

     "Amended and Restated Credit Agreement" means the amended and restated credit agreement dated as of the 13/th/ day of June, 2000 among the Canadian Borrower and SWT, as borrowers, Weigh-Tronix, LLC, the Lenders, as lenders, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent, as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, refinancing or restructuring (including the inclusion of additional borrowers hereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent or lenders.

     "Canadian Borrower" means Weigh-Tronix Canada, ULC, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, and its successors and permitted assigns.

     "Collateral" has the meaning ascribed thereto in Section 2.1(1).

     "Collateral Agent" means the Agent acting as collateral agent for the Secured Creditors.

     "Credit Documents" means, collectively, the Amended and Restated Credit Agreement, the Loan Documents, the Letters of Credit, any Specified Hedge Agreement and any one document made, delivered or given in connection therewith.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Amended and Restated Credit Agreement, or any payment default, after any applicable grace period, under any other Credit Document.

     "Guarantee" means the guarantee dated as of June 13, 2000, entered into by the Obligor, to and in favour of the Collateral Agent and the Secured Creditors, as such guarantee may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

     "Instruments" means, (i) a bill, note or cheque within the meaning of the Bills of Exchange Act (Canada) or any other writing that evidences a right to the payment of money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or (ii) a letter of credit and an advice of credit if the letter or advice states that it must be surrendered upon
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                                      -3-

claiming payment thereunder, or (iii) chattel paper or any other writing that evidences both a monetary obligation and a security interest in or a lease of specific goods, or (iv) documents of title or any other writing that purports to be issued by or addressed to a bailee and purports to cover such goods in the bailee's possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers, or (v) any document or writing commonly known as an instrument.

     "Issuer" has the meaning ascribed thereto in Section 2.1(2).

     "Lenders" means, collectively, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc., and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, the Agent and the several banks and other financial institutions and entities from time to time parties to the Amended and Restated Credit Agreement, and their respective successors and permitted assigns.

     "Letters of Credit" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Loan Documents" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Obligor" means Berkel Inc., a corporation incorporated and existing under the laws of Indiana, U.S.A., and its successors and permitted assigns.

     "Person" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Secured Creditors" means, collectively, the Agent, the Collateral Agent and the Lenders and each of the Agent, a Lender or any affiliate of such Lender, as a counterparty under any Specified Hedge Agreement.

     "Securities" means a document that is, (i) issued in bearer, order or registered form, (ii) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment, (iii) one of a class or series or by its terms is divisible into a class or series of documents, and (iv) evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer, and includes an uncertificated security.

     "Security Interest" has the meaning ascribed thereto in Section 2.2(1).
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     "Specified Hedge Agreement" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "SWT" means SWT Finance B.V., a limited liability company organized under the laws of The Netherlands, and its successors and permitted assigns.

Section 1.2    Terms Incorporated by Reference.

     Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used but not otherwise defined in this securities pledge agreement shall have the same meanings.

Section 1.3    Certain Phrases, etc.

     In this securities pledge agreement the words "including" and "includes" mean "including (or includes) without limitation".

Section 1.4    Gender and Number.

     Any reference in this securities pledge agreement to the gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 1.5    Headings, etc.

     The division of this securities pledge agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

                                   ARTICLE 2
                                   SECURITY

Section 2.1    Grant of Security.

(1) The Obligor hereby assigns, mortgages, charges, hypothecates and pledges to and deposits with (to the extent the Obligor has possession thereof) the Collateral Agent, for the benefit of and as agent of the Secured Creditors, and grants to the Collateral Agent, for the benefit of and as agent of the Secured Creditors, a security interest in the securities described in Schedule "A" hereto and all Securities and Instruments now owned or held by the Obligor and from time to time hereafter acquired by the Obligor in the capital of the Canadian Borrower or a Person incorporated, established or organized under the laws of Canada or any province thereof (collectively, and together with the Securities, Instruments, proceeds and other distributions and personal property referred to in Section 2.1(2), the "Collateral" and all references thereto herein including any part thereof). The Obligor hereby deposits with the Collateral Agent any and all certificates evidencing the securities
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                                      -5-

     described in Schedule "A" each registered in the name of the Collateral Agent.

(2) The Collateral shall include any substitutions therefor, additions thereto or proceeds thereof and all interests, rights and claims of the Obligor in respect thereof, arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in or alteration of the capital of the issuer of the Collateral (the "Issuer") or any other event and all interest, dividends, cash, options, warrants, rights, instruments and other property and monies now or hereafter received, distributed or declared in respect of or in exchange for such Collateral and all other rights, interests and claims of the Obligor in respect of such Collateral or evidenced thereby.

Section 2.2    Obligations Secured.

(1) The assignments, mortgages, charges, hypothecations, pledges and security interests granted hereby (the "Security Interest") secure the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Obligor to the Collateral Agent and the Secured Creditors, in any currency, and whether incurred by the Obligor alone or with another or others, arising out of, in connection with or pursuant to the Amended and Restated Credit Agreement, the Guarantee and the other Credit Documents (collectively, and together with the expenses, costs and charges set out in Section 2.2(2), the "Secured Obligations").

(2) All reasonable expenses, costs and charges incurred by or on behalf of the Collateral Agent and the Secured Creditors in connection with this securities pledge agreement, the Security Interest or the Collateral including all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Collateral Agent's and the Secured Creditors' interest in any Collateral, whether or not directly relating to the enforcement of this securities pledge agreement or any other Credit Document, shall be added to and form a part of the Secured Obligations.

Section 2.3    Attachment.

(1) The Obligor acknowledges that (i) value has been given, (ii) it has rights in the Collateral, (iii) it has not agreed to postpone the time of attachment of the
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                                      -6-

     Security Interest, and (iv) it has received a duplicate original copy of this securities pledge agreement.

(2) Collateral shall be registered in the name of the Collateral Agent or such nominee as may be designated by the Collateral Agent from time to time or at any time. The Collateral Agent shall hold the Collateral as Collateral Agent for the Secured Creditors for all purposes whatsoever in accordance with the terms of this securities pledge agreement.

(3) If any Security or Instrument is now or at any time hereafter becomes evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of the Issuer thereof in the name of a clearing agency or a custodian or of a nominee of either, the Obligor shall, at the request of the Collateral Agent, cause the Security Interest to be entered in the records of the clearing agency or custodian.

(4) If, after the date hereof, the Obligor acquires any certificates, documents, instruments or other writings evidencing any Collateral not already delivered to the Collateral Agent, the Obligor will, forthwith upon receipt by the Obligor, deliver to the Collateral Agent such certificates, documents, instruments or other writings as security for the Secured Obligations and shall, at the request of the Collateral Agent, (i) cause the transfer thereof to the Collateral Agent to be registered wherever, in the reasonable opinion of the Collateral Agent, such registration may be required or advisable; (ii) cause the registration thereof to be in the name of the Collateral Agent or duly endorse the same for transfer in blank, as the Collateral Agent may reasonably direct; and (iii) forthwith deliver to the Collateral Agent any and all consents or other instruments or documents that may be necessary to effect the transfer of the Collateral to the Collateral Agent or any third party.

Section 2.4    Care and Custody of Collateral.

     The Collateral Agent need not see to the collection of dividends on, or exercise any option or right in connection with, the Collateral and need not protect or preserve them from depreciating in value or becoming worthless and is released from all responsibility for any loss of value. The Collateral Agent shall be bound to exercise in the physical keeping of the Collateral only the same degree of care as it would exercise with respect to its own securities kept at the same place.

Section 2.5    Dispositions.

     The Obligor shall not, without the prior written consent of the Collateral Agent, further charge, assign, pledge or otherwise encumber the Collateral or sell, exchange, release or abandon or otherwise dispose of, absolutely or by way of security, any of its right, title or interest in and to the Collateral.
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Section 2.6    Representations and Warranties.

     The Obligor hereby represents and warrants to the Collateral Agent and the Secured Creditors as follows and acknowledges that the Collateral Agent and the Secured Creditors are relying on such representations and warranties in accepting the Security Interest as security for the Secured Obligations:

     (a)  the Obligor is the legal and beneficial owner of the Collateral;

     (b) the shares pledged by the Obligor hereunder constitute all the issued and outstanding shares of all classes and instruments of the shares and instruments of each issuer owned by the Obligor and have been duly and validly issued and are fully paid and non-assessible;

     (c) no person, firm or corporation has or will have any written or oral option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement to acquire any right or interest in any of the Collateral;

     (d) without the prior written consent of the Collateral Agent, the Obligor will not (A) vote to enable, or take any other action to permit, any issuer to issue any shares or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any shares or other equity securities of any nature of any issuer, (B) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Securities and Instruments or proceeds thereof (except pursuant to a transaction expressly permitted by the Amended and Restated Credit Agreement), (C) create, incur or permit to exist any lien or option in favour of, or any claim of any person with respect to, any of the Securities and Instruments or proceeds thereof, or any interest therein, except for the security interests created by this securities pledge agreement or (D) enter into any agreement or undertaking restricting the right or ability of the Obligor or the Collateral Agent to sell, assign or transfer any of the Securities pledged hereunder or proceeds thereof; and

     (e) the Obligor hereby authorizes and instructs each issuer of any Securities pledged by the Obligor hereunder to (A) comply with any instruction received by it from the Collateral Agent in writing that
          (x) states that an Event of Default has occurred and is continuing and
          (y) is otherwise in accordance with the terms of this securities pledge agreement, without any other or further instructions from the Obligor, and the Obligor agrees that each issuer shall be fully protected in so
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                                      -8-

          complying, and (B) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Securities pledged hereunder by the Obligor directly to the Collateral Agent.

Section 2.7    Rights of the Obligor.

(1) Until the Security Interest has become enforceable, the Obligor shall be entitled to vote the Collateral and to receive all cash dividends. In order to allow the Obligor to vote the Collateral, the Collateral Agent shall from time to time, at the request and the expense of the Obligor, (i) execute valid proxies appointing proxyholders to attend and act at meetings of shareholders, and (ii) execute resolutions in writing, all pursuant to the relevant provisions of the Issuer's governing legislation. Whenever the Security Interest has become enforceable, all rights of the Obligor to vote (under any proxy given by the Collateral Agent (or its nominee) in connection herewith or otherwise) or to receive dividends shall cease and all such rights shall become vested solely and absolutely in the Collateral Agent.

(2) Any dividends received by the Obligor contrary to Section 2.7(1) or any other moneys or property which may be received by the Obligor after the Security Interest has become enforceable for, or in respect of, the Collateral shall be received as trustee for the Collateral Agent and the Secured Creditors and shall be immediately paid over to the Collateral Agent.

Section 2.8    Registration Rights

     If the Collateral Agent shall determine to exercise its right to sell any or all of the Securities pledged hereunder, and if in the opinion of the Collateral Agent it is necessary or advisable to have any such Securities to be:

     (a) qualified for distribution by prospectus pursuant to the applicable securities legislation in any or all provinces of Canada, the Obligor will cause the issuer thereof to (i) use its best efforts to file, and obtain a receipt from the applicable securities regulatory authorities, for a preliminary and final prospectus offering for sale such number of Securities as the Collateral Agent shall direct; and
          (ii) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such certificates, instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to qualify such Securities for distribution by prospectus pursuant to the applicable securities legislation in any or all provinces of Canada; or

     (b) sold or registered under the provisions of the U.S. Securities Act of 1933, as amended, the Obligor will cause the issuer thereof to (i)
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                                      -9-

          execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Securities pledged hereunder, or that portion thereof to be sold, under the provisions of the U.S. Securities Act of 1933, as amended,
          (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Securities pledged hereunder, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the U.S. Securities Act of 1933, as amended, and the rules and regulations applicable thereto.

     The Obligor agrees to cause such issuer to comply with the provisions of the securities legislation in effect in any or all of the provinces of Canada, the U.S. Securities Act of 1933, as amended, and the securities or "Blue Sky" laws of any jurisdictions outside Canada, in each case, which the Collateral Agent shall designate.

                                   ARTICLE 3
                                  ENFORCEMENT

Section 3.1    Enforcement.

     The Security Interest shall be and become enforceable against the Obligor if and when the Obligor shall fail to pay or perform all or any portion of the Secured Obligations when due and payable or to be performed, as the case may be.

Section 3.2    Remedies.

     Whenever the Security Interest has become enforceable, the Collateral Agent may, at any time in its sole discretion, (i) realize upon or otherwise dispose of or contract to dispose of the Collateral by sale, transfer or delivery, or
(ii) exercise and enforce all rights and remedies of a holder of the Collateral as if the Collateral Agent were their absolute owner (including, if necessary, causing the Collateral to be registered in the name of the Collateral Agent or its nominee if not already done pursuant to Section 2.3(2)), all without demand of performance or other demand, advertisement or notice of any kind to or upon the Obligor (except as may be required by law). Any remedy may be exercised separately or in combination and shall be in addition to, and not in substitution for, any other rights the Collateral Agent and the Secured Creditors may have, however created. The Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and
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                                      -10-


remedies shall be without prejudice to the rights of the Collateral Agent and the Secured Creditors in respect of the Secured Obligations including the right to claim for any deficiency. By accepting the benefits of this securities pledge agreement, the Secured Creditors agree that this securities pledge agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Lenders (or, if no Secured Obligations under the Amended and Restated Credit Agreement remain outstanding, the holders of at least a majority of the other outstanding Secured Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce this securities pledge agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this securities pledge agreement and the Amended and Restated Credit Agreement.

Section 3.3    Standards of Sale.

     Without prejudice to the ability of the Collateral Agent to dispose of the Collateral in any manner which is commercially reasonable, the Obligor acknowledges that:

     (a)  the Collateral may be disposed of in whole or in part;

     (b) the Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

     (c) any assignee of such Collateral may be the Collateral Agent, a Secured Creditor or a customer of any such person;

     (d) any sale conducted by the Collateral Agent shall be at such time and place, on such notice and in accordance with such procedures as the Collateral Agent, in its sole discretion, may deem advantageous;

     (e) the Collateral may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Collateral) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;
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     (f)  a disposition of the Collateral may be on such terms and conditions as to credit or otherwise as the Collateral Agent, in its sole discretion, may deem advantageous; and

     (g) the Collateral Agent may establish an upset or reserve bid or price in respect of the Collateral.

Section 3.4    Dealing with the Collateral.

(1) The Collateral Agent and the Secured Creditors shall not be obliged to exhaust their recourse against the Obligor or any other Person or against any other security they may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Collateral Agent may consider desirable.

(2) The Collateral Agent and the Secured Creditors may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Obligor, and with other Persons, sureties or securities as they may see fit without prejudice to the Secured Obligations, the liability of the Obligor or the rights of the Collateral Agent and the Secured Creditors in respect of the Collateral.

(3) Except as otherwise provided by law or this securities pledge agreement, the Collateral Agent and the Secured Creditors shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any Persons,
     (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 3.5    Appointment of Attorney.

     The Obligor hereby irrevocably appoints the Collateral Agent (and any officer thereof) as attorney of the Obligor (with full power of substitution) to exercise in the name of and on behalf of the Obligor, after the Security Interest shall have become enforceable, any of the Obligor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Collateral Agent, its nominees or transferees, and the Collateral Agent and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Obligor might do. The power of attorney herein granted is in addition to, and not in substitution for, any stock power of attorney delivered by the Obligor and such power of attorney may be relied upon by the
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                                      -12-

Collateral Agent severally or in combination. All acts of any such attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing in connection therewith, except for its own gross negligence or wilful misconduct. This appointment and power of substitution, being coupled with an interest, are irrevocable and shall not terminate upon the bankruptcy, dissolution, winding up or insolvency of the Obligor.

Section 3.6    Dealings by Third Parties.

(1) No Person dealing with the Collateral Agent, any of the Secured Creditors or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such Person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Collateral Agent or the Secured Creditors by the Obligor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease shall be made, (v) the propriety or regularity of any sale or other dealing by the Collateral Agent or any Secured Creditor with the Collateral, or (vi) how any money paid to the Collateral Agent or the Secured Creditors has been applied.

(2) Any bona fide purchaser of Collateral from the Collateral Agent or the Secured Creditors shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Obligor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Obligor has or may have under any rule of law or statute now existing or hereafter adopted.

                                   ARTICLE 4
                                    GENERAL

Section 4.1    Notices.

     Any notices, directions or other communications provided for in this securities pledge agreement shall be in writing and given in accordance with the provisions of Section 8.2 of the guarantee and collateral agreement dated as of the date hereof made by the Obligor in favour of the Collateral Agent for the benefit of the Secured Creditors.

Section 4.2    Releases.

     The Security Interest shall be released upon the satisfaction of the conditions referred to in Section 8.15 of the guarantee and collateral agreement dated as of the date hereof made by the Obligor in favour of the Collateral Agent for the benefit of the Secured Creditors.

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Section 4.3    No Merger.

     This securities pledge agreement shall not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Collateral Agent or any of the Secured Creditors shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security held by the Collateral Agent and the Secured Creditors in respect of the Secured Obligations.

Section 4.4    Further Assurances.

     The Obligor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Collateral Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions hereby conferred upon the Collateral Agent. The Obligor shall, from time to time after the Security Interest has become enforceable, do all such acts and things and execute and deliver all such transfers, assignments and instruments as the Collateral Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

Section 4.5    Supplemental Security.

     This securities pledge agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Collateral Agent or the Secured Creditors.

Section 4.6    Successors and Assigns.

     This securities pledge agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Collateral Agent and its successors and assigns. The Obligor may not assign, transfer or delegate any of its rights or obligations under this securities pledge agreement without the prior written consent of the Collateral Agent.

Section 4.7    Severability.

     If any provision of this securities pledge agreement shall be deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 4.8    Waivers, etc.

     No amendment of this securities pledge agreement and no consent or waiver by the Collateral Agent or the Secured Creditors in respect hereof shall be effective unless made in writing and signed by an authorized officer of the Collateral Agent and then such amendment, consent or waiver shall be effective only in the specific instance and for the specific purpose for which given. Any such amendment shall be effective only if also signed by the Obligor. No failure or delay on the part of the Collateral Agent or the Secured Creditors in exercising a right under this securities pledge agreement shall operate as a waiver of, or impair, any right of the Collateral Agent or the Secured Creditors however created. No single or partial exercise of a right shall preclude any further exercise of such right or the exercise of any other right.

Section 4.9    Application of Proceeds.

     All monies collected by the Collateral Agent upon any sale or other disposition of the Collateral together with all monies received by the Collateral Agent hereunder, shall be applied in accordance with the provisions of Section 6.5 of the guarantee and collateral agreement made as of June 13, 2000 by Weigh-Tronix, LLC and certain of its affiliates in favour of Fleet National Bank, as administrative agent.

Section 4.10   Collateral Agent.

     By accepting the benefit of this securities pledge agreement, the Secured Creditors agree that the rights and obligations of the Collateral Agent shall be as set forth in Section 9 of the Amended and Restated Credit Agreement.

Section 4.11   Governing Law.

     This securities pledge agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the Obligor has caused this securities pledge agreement to be executed by its duly authorized officer as of the date first above written.

                                                BERKEL INC.

                                                Per: /s/ Berkel Inc.
                                                     ---------------------------
                                                     Authorized Signing Officer

                                  SCHEDULE A
                                  SECURITIES

                                                        Number of    Certificate
Issuer                           Class of Securities   Securities       Number
------                           -------------------   ----------    -----------
Berkel Products Co., Limited     Common Shares            6,000           57